UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
June 22, 2010

CHIMERA INVESTMENT CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	001-33796	26-0630461
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1211 Avenue of the Americas Suite 2902 New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 696-0100

No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On June 22, 2010, Chimera Investment Corporation (the “Company”) issued a press release announcing that it intends to make a public offering of 100,000,000 shares of its common stock. The Company intends to grant the underwriters a thirty-day option to purchase up to an additional 15,000,000 shares of common stock solely to cover overallotments.  The Company’s press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

(c) Exhibits

99.1 Press Release, dated June 22, 2010 issued by Chimera Investment Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chimera Investment Corporation

		By:	/s/ A. Alexandra Denahan
			Name:	A. Alexandra Denahan
			Title:	Chief Financial Officer

Date:	June 22, 2010